Ex 99.2

SERVICE LEVEL AGREEMENT

entered into by and between:

THE SOUTH AFRICAN SOCIAL SECURITY AGENCY
(Represented herein by Ms Virginia Petersen, in her capacity as the Chief Executive
Officer, and being duly authorized thereto)
(Hereinafter referred to as the “SASSA”)

and

CASH PAYMASTER SERVICES (PTY) LTD
(Represented herein by Dr Serge Belamant, in his capacity as the Chief Executive
Officer and being duly authorized thereto)
(Hereinafter referred to as the “CONTRACTOR”)

(Jointly referred to as the “Parties”)

Page iii

South African Social Security Agency	SASSA / CPS Service Level Agreement

1.	DEFINITIONS

Unless the context indicates otherwise, the words and expressions set out below shall bear the following meanings and cognate expressions shall bear corresponding meanings.

“Act” means the Social Assistance Act, 2004 (Act No.13 of 2004) as amended;

“Agreement” means the agreement concluded between the Parties in relation to the Grant payment services rendered by the Contractor to SASSA, to which this SLA is attached;

“Alternative Identification” means the documents as prescribed by the SASSA in terms of Regulation 11.1 of the Social Assistance Act of 2004;

“Beneficiaries” shall bear the meaning assigned to it in the Act and includes Children;

“Biometric” means the method by which a person is uniquely identified by evaluating one or more distinguishable biological trait, based primarily on fingerprints;

“Business Day” means Monday to Friday between the hours of 08:00 to 16:00, excluding Saturdays, Sundays or a day which from time to time is proclaimed a public holiday in the Republic of South Africa;

“Calendar Month” means a period from the first day of the month to the last day of a month;

“Card” means a pocket-sized SASSA branded card with embedded integrated circuits, which is able to store data, process Payment and communicate with a Card Reader;

“Card Reader” means an electronic device that verifies the data stored on a Card;

“Child” means any person under the age of 18 (eighteen) years who is entitled to benefit directly from a Grant and in respect of whom an application was made for the Grant; “Children” shall have a corresponding meaning;

“Commencement Date” means 1 April 2012;

“Contractor” means Cash Paymaster Services (Pty) Ltd;

“Data” means the information (including Biometrics) of Beneficiaries obtained by the Contractor through the execution of the Agreement;

South African Social Security Agency	SASSA / CPS Service Level Agreement

“Digital Photograph” means a photograph captured in accordance with the Department of Home Affairs norms and standards;

“Grant” means a “social grant”, as defined in the Social Assistance Act, 2004;

“Invoice” means an original tax invoice reflecting the amount owing by SASSA to the Contractor and which conforms to the provisions of the VAT Act No. 89 of 1991;

“Parties” means the South African Social Security Agency (SASSA), the Agency established in terms of section 2 of the South African Social Security Agency Act, 2004 (Act No. 9 of 2004) and responsible for the administration and payment of social assistance in terms of Chapter 3 of the Social Assistance Act, 2004 (Act No. 13 of 2004) and Cash Paymaster Services (Pty) Ltd ( Contractor); a company duly registered and incorporated in terms of the company laws of the Republic of South Africa bearing the registration number 1971/007195/07; and a “Party” shall have a corresponding meaning;

“Payment” means the loading of a Grant due to a Beneficiary, as per SOCPEN or SASSA instruction, and the disbursement thereof and “Pay” used in the same context shall have a corresponding meaning;

“Payment Cycle” means the period of a month in which Payments are allowed to be effected by the Contractor in accordance with the SOCPEN Payment Extraction and cut-off schedules;

“Payment Extraction” means the replica of the Grants report as generated from SOCPEN;

“Pay Day” means the Business Day in any given Payment Cycle upon which Payment is to be made by the Contractor, as specified in the Payment Schedule;

“Payment File” means the electronic information provided to the Contractor by SASSA, which contains all the information needed to effect Payments to Recipients;

“Payment Methodology” means the payment methods of Grants as provided for in the Regulations, which facilitates the Payment of Grants to Recipients at designated Pay-Points or through other alternative payment channels;

“Pay Points” means a place designated by SASSA for the Payment of Grants, also referred to as a Pay-Point Facility, which may be fixed or mobile;

“Payment Schedules” means the Payment times, dates and venues agreed upon between SASSA and the Contractor;

South African Social Security Agency	SASSA / CPS Service Level Agreement

“Payment Period” means the number of days in which Payments are made in a specific month;

“Payment Team” mean The Contractor’s employees responsible to effect payment of Grants during the Payment Cycle;

“Prime Rate” means the publicly quoted variable prime interest rate as announced from time to time by the Governor of the South African Reserve Bank, calculated at a flat rate.

“Procurator” means a person appointed by a Beneficiary or SASSA to receive one or more Grant on the Beneficiary`s behalf in terms of the Act;

“Province” means a geographically defined area designated as a Province in terms of the Constitution of the Republic of South Africa, 1996; and “Region” shall have a corresponding meaning;

“Recipient” means a Beneficiary, Primary Care Giver, a claimant of Unclaimed Benefits or Procurator who is entitled to receive one or more Grants;

“Registration” means the electronic capturing and storing of all Recipients’ personal Data and Biometrics, and the issuance of Cards to such Recipients for the purpose of receiving one or more Grant; “Enrolment” or “Enrol” shall have a corresponding meaning;

“Services” means the Enrolment and Payment of all Recipients in the Service Location, regardless of the Payment Methodology, in accordance with and as more fully described in the SLA and detailed in the Bid Documents as defined in the Contract;

“Service Levels” means the service levels which the Contractor shall comply with in rendering the Services as set out in this SLA;

“SLA” means this Service Level Agreement;

“Service Location” means all nine Province/s, as per geographical demarcations in terms of the applicable legislation;

“SOCPEN” means the Social Grant Payment System, used to support the processing and Payment of Social Grants;

“Sub-Contractor” means a party or parties contracted by the Contractor to render services to or on behalf of the Contractor for the duration of the Contract, while the overall responsibility and accountability of those services remains that of the Contractor;

South African Social Security Agency	SASSA / CPS Service Level Agreement

“Unclaimed Benefits” means the amount due to the Beneficiary at the end of the month in which he or she dies, which is paid to a claimant approved by SASSA in terms of the legislation;

“VAT” means value added tax in terms of the Value Added Tax Act No. 89 of 1991 or any similar tax on the supply or sale of goods and/or services.

2.	INTERPRETATIONS

2.1.	Any reference to legislation or subordinate legislation is reference to such legislation or subordinate legislation at the date of signature hereof and as amended and/or re- enacted from time to time.

2.2.

Words importing: (a) the singular shall include the plural, and vice versa; (b) words importing the masculine gender shall include the feminine and neuter genders, and vice versa; and (c) words importing natural persons shall include legal persons, and vice versa.

2.3.

Where any provision of the SLA requires a Party to perform any act in writing, this requirement will only be satisfied if such performance is made in a written or paper based form. The provisions of the Electronic Communications and Transactions Act 25 of 2002 are expressly excluded from the SLA.

2.4.

Any term defined within the context of any particular clause in the Service Level Agreement, shall bear the same meaning as ascribed to it for all purposes in terms of the SLA, notwithstanding that the term has not been defined in the definition clause.

2.5.	When any number of days is prescribed in the SLA, same shall be reckoned exclusively of the first and inclusively of the last day.

3.	DURATION

The rights and obligations of the Parties in terms of and pursuant to the provisions of the SLA shall commence on the Commencement Date and shall remain in force until termination of the Agreement.

4.	THE SERVICES

4.1.	The Contractor shall render the Services in terms of and in accordance with the Service Levels contained in the Agreement. The Services include, in broad terms:

4.1.1.	Enrolment of all eligible Recipients as per the Enrolment plan to be agreed to by the Parties.

4.1.2.	Issuing of Cards to all Recipients.

South African Social Security Agency	SASSA / CPS Service Level Agreement

4.1.3.	Payment of Grants to all Recipients.

4.1.4.	Reconciliation of paid, unclaimed and unpaid Grants and allowing SASSA access to reconciled payment information electronically, at no additional cost.

4.1.5.	Payment of Unclaimed Benefits.

4.1.6.	Provision of management information.

4.1.7.	SASSA may, in writing, request further agreed report analysis, which must also be provided at no additional cost.

4.1.8.	Provision of adequate security during the entire Payment process in accordance with this SLA, including the transportation of money and protection of Recipients and personnel at Pay Points.

4.2.	Provision of adequate infrastructure at Pay Points in accordance with this SLA.

5.	ENROLMENT

The Contractor shall be responsible for two distinct phases of Enrolment which will take place, namely bulk Enrolment (the initial Enrolment of every Recipient at the commencement of the Contract) and on-going Enrolment of new Recipients.

5.1.	Bulk Enrolment

5.1.1.	The bulk Enrolment process shall be in accordance with an Enrolment plan agreed to between SASSA and the Contractor, which Enrolment plan will be concluded by no later than 29 February 2012.

5.2.	On-going Enrolment

5.2.1.	On-going Enrolment will take effect from 1 March 2012 for all new Recipients.

5.2.2.	The Contractor must manage Enrolment information on a daily basis and must at all times make Enrolment information electronically accessible to SASSA at no additional cost.

South African Social Security Agency	SASSA / CPS Service Level Agreement

5.3.	The Enrolment process: Information

5.3.1.	Enrolment process entails the capturing and registration of the following data:

5.3.1.1.	Name, surname, Digital Photograph (not applicable to Children) and identification number of the Recipient.

5.3.1.2.	Current address (physical and postal), cell phone numbers, alternate contact numbers, employment, name and address of school attended by the Child.

5.3.1.3.	Grant type.

5.3.1.4.	All 10 fingerprints where possible, or two palm prints, or two foot prints (new-born to 6 years) and voice.

5.3.1.5.	The place of Enrolment.

5.3.1.6.	Enrolment officer’s details,

5.3.2.	The Contractor shall provide a plan for Enrolment Data capturing, Data storage, Data transfer and Data management, including reporting.

5.3.3.

All data and the format there-of in respect of Enrolment, payment, reconciliation, statistical and management information files have to comply with SASSA linkage specifications and other specifications set by SASSA.

5.3.4.

The Contractor must ensure that the 13 digit identification number or Alternative Identification number (7777) issued by SASSA relates to one set of fingerprints, palm print or alternate biometric identification.

5.3.5.	The Contractor’s system must ensure that at all times there are no duplications.

5.3.6.	The Contractor’s system must allow for periodic auditing of any changes made to the Beneficiary Data to ensure Data integrity.

5.3.7.	The Biometric Data captured during Enrolment shall be used for matching and authenticating during Payment process. The Contractor’s Payment solution must allow and enable these business functions.

South African Social Security Agency	SASSA / CPS Service Level Agreement

5.3.8.	The Contractor must verify the identity of all Recipients and Children before Enrolment.

5.3.9.	The Contractor’s system must interface with the SOCPEN system.

5.3.10

The Parties record that the capturing of the information recorded in clause 5.3.1.2 is an additional function requested by SASSA. The Parties shall discuss the obligation arising from such additional function and agree on the remuneration payable to the Contractor by SASSA in respect thereof as well as the impact on timing/delivery schedules. If the Parties are unable to agree on a suitable remuneration and/or timing/delivery variations, the Contractor shall not be required to render such additional duties or functions.

5.4.	Enrolment Process: Contractor’s Biometric System

5.4.1.	Biometric Data processing must allow one (1) to many matching during Enrolment.

5.4.2.	The Biometric images and / or templates must conform to International standards and will be accessible, readable and usable by SASSA and should be transferred to SASSA on a monthly basis.

5.4.3.	Beneficiaries will be Enrolled from an encrypted SOCPEN file provided by SASSA.

5.4.4.	Enrolment Data will be used to enable the life certification process during Payments.

5.5.	Enrolment Infrastructure

5.5.1.	The Contractor must ensure that:

5.1.5.1.	all Enrolment workstations are at all times fully capacitated to capture all the relevant data;

5.1.5.2.

there are adequate basic facilities (including shelter, ablution facilities, drinking water, chairs) during Enrolments and facilities are accessible for older persons and people with disabilities, and mothers with young children;

5.1.5.3.	Enrolments are carried out in order of vulnerability;

5.1.5.4.	for roving Pay Points, Enrolment does not impact on the Payment of Beneficiaries at subsequent Pay Points;

South African Social Security Agency	SASSA / CPS Service Level Agreement

6.	PAYMENT CARDS

6.1.	The Contractor must issue a Card to every Recipient at Enrolment on/before the next Payment Cycle.

6.2.	The Contractor must ensure that the Card provides for enhanced protection of the information and is durable and able to withstand rigorous use.

6.3.	The following minimum information must be stored on the Card:

6.3.1.	13 digit Identity number or Alternative Identification number of the Recipient;

6.3.2.	Biometric Information; and

6.3.3.	Digital Photo of the Beneficiary.

6.3.4.

Ensure that the Card is able to interoperate at the banking infrastructure connected to the National Payment System or Pay Point infrastructure in order to provide the Beneficiary or Recipient with full flexibility and choice.

6.4.	The Contractor must provide the first Card at Enrolment at no cost to SASSA or the Recipient.

6.5.	Only one Card will be issued to the Beneficiary irrespective of the number of Grants that the Beneficiary receives, and no Cards will be issued to Children

6.6.	The Grant Recipient must present the Card to access Payment.

6.7.	The Card shall provide the Recipient flexibility for Payment.

6.8.	In terms of Card Replacement:

6.8.1.	The Contractor shall, in the case of technical fault on the Card, be responsible for the replacement Card at its own cost.

6.8.2.

The Contractor shall replace Cards that are lost/damaged or have a technical fault within 3 (three) Business Days after the Recipient has notified the Contractor to enable collection of the Card by the Beneficiary before or at the next payment cycle either at SASSA’s offices or at the Pay Point as specified on the Card replacement application.

6.8.3.	In cases of damaged or lost Cards, the replacement will be at the Beneficiaries’ cost, which cost shall not exceed R20.00.

6.8.4.

The replacement cost will be per arrangement between the Contractor and the Beneficiary; however, there will be no direct deduction from the Grant amount. A receipt must be issued to the Beneficiary upon Payment.

South African Social Security Agency	SASSA / CPS Service Level Agreement

6.8.5.	Replacement Cards and costs charged must be monitored as part of the Management information.

6.8.6.	The Contractor must be in a position to provide monthly records or reports to SASSA in relation to Recipients whose Cards were replaced and costs associated with such replacements per Recipient.

7.	PAYMENT COMPLIANCE

7.1.	The Contractor shall provide details on the measures that the Contractor will put in place to:

7.1.1.	ensure that the right person is paid the correct amount.

7.1.2.	ensure that there are effective measures are in place to detect, prevent and report fraud.

7.1.3.	ensure that all Payments are effected upon authentic verification.

7.1.4.	ensure that Payments to Recipients are effected not in contravention with any laws.

7.1.5.	ensure Payment of the right amount, to the right person and at the right time.

7.1.6.	ensure that Payment occurs under humane and dignified conditions in accordance with Batho Pele principles.

7.1.7.

ensure that the Beneficiary receives only the Social Grants amounts they are eligible for during the Payment Cycle. In the event that incorrect payments are made, the Contractor shall be directly liable for any costs associated with the double payments.

7.2.

Where false rejection of fingerprints or palmprints occurs, pay the Recipient on the presentation and identification of a valid South African 13 (thirteen) digit bar coded identity document or acceptable Alternative Identification, subject to written approval and positive identification by SASSA’s help desk official. A copy of this approval is to be retained by both the authorising SASSA official and the Contractor.

7.3.	Where payment has occurred under the conditions referred to in 7.2 above, the Contractor must be able to prove at any time that such payment was approved by SASSA.

8.	PAYMENT CRITERIA

The following criteria are performance related and will form part of the Contract.

South African Social Security Agency	SASSA / CPS Service Level Agreement

8.1.	Payment Availability

8.1.1.	Payment to Recipients will take place over the period of a Calendar Month, in accordance with the Payment Schedule and the relevant legislation.

8.1.2.	The Parties must agree on the above referred Payment Schedule 6 (six) months in advance. Adjustments due to unforeseen reasons can be agreed to by the Parties.

8.1.3.	Ensure that as soon as an application has been approved by SASSA and communicated to the Contractor, the Recipient is enrolled before or by the next payment cycle.

8.1.4.	Payment at fixed Pay Points must be available during Business Days and Payment teams are not to leave the fixed Pay Points earlier than an agreed upon time.

8.1.5.	Cash payment of Grants at any Pay Point, whether portable or mobile, is not to continue after 16H00, or take place on days not designated as Pay Days, except by arrangement by both Parties.

8.1.6.

When a Payment Team is ready to leave any Pay Point, consultation between SASSA’s official, where applicable the committee member representing Recipients at a Pay Point, and the Payment Team leader must take place in order to ensure that Recipients remain informed and every reasonable effort has been made to pay every Recipient.

8.2.	Casual Illness

8.2.1.

Provision is to be made by the Contractor for the Payment of the Recipients, as provided for by the legislation, in accordance with the following procedure, in the event of Casual Illness of a Recipient:

8.2.1.1.	The Beneficiary will duly authorise a nominee to collect his Grant on his behalf.

8.2.1.2.	This authorisation is to be captured on the approved SASSA form or a letter, on which the thumb print, names and identity numbers of both the Beneficiary and the Procurator are clearly displayed.

8.2.1.3.	The local district office is to approve the request, by stamping and signing the form.

9.	FINANCES

9.1.	Transfer of Grant Funds

9.1.1.

SASSA agrees to make available the funds required by the Contractor, which will be utilized for the rendering of the Services. The funds required during any given Payment Cycle will be paid to the Contractor at least 2 (two) business days prior to the Pay Day, the payment day being the 1st (first) day (or the next business day) of each month.

South African Social Security Agency	SASSA / CPS Service Level Agreement

9.1.2.	The Contractor will have nine (9) dedicated bank accounts specifically and only for Grant transfers. These accounts must be at a registered South African Bank;

9.1.3.

On the 20th (twentieth) day of every month or the Business Day prior, the Contractor shall provide SASSA with an advance projection requirement for the funding of Grants for the first 5 days of the next Payment Cycle. One day after the provision of the Payment Extraction, the Contractor shall provide SASSA with a second advance funding requirement for the remainder of the days of the Payment Cycle which second advance, together with the first advance, shall equal the total payment extraction as per SOCPEN.

9.1.4.	The pre-funding and staggering of payments shall be in accordance with SASSA’s Pay File.

9.1.5.	Bank charges incurred on the Contractor’s bank account will be for the account of Contractor.

9.1.6.

The Contractor must, as part of the reconciliation process, refund SASSA all un-Paid pre-funded Grant amounts, with actual interest earned thereon, within four (4) business days after the SOCPEN cut-off date.

9.1.7.

The Contractor’s system must provide management and reconciliation information to SASSA at the end of each Payment Cycle. The Payment and reconciliation reports must list Recipients, amounts Paid, Payment dates and unpaid Grants.

9.2.	Unclaimed Benefits

9.2.1.	The Contractor shall arrange to pay the Unclaimed Benefits to the claimant as approved by SASSA.

9.3.	Stop Payments

9.3.1.

SASSA may instruct the Contractor, not later than 2 (two) Business Days prior to the Pay Day, to stop Payment and the Contractor must comply with such instruction falling which the Contractor will carry the costs for such transactions.

10.	INVOICING, PAYMENT AND STATEMENTS

10.1.	The Contractor must submit an original Invoice and a reconciliation of Payments as well as management information reports to SASSA within 7 (seven) Days after the end of the Payment Cycle.

South African Social Security Agency	SASSA / CPS Service Level Agreement

10.2.

SASSA shall, notwithstanding dispute in relation to an Invoice, effect payment not later than thirty (30) days after the date of receipt of the Invoice and reconciled Payment report from the Contractor and payment shall be in accordance with the following:

10.2.1.

Payment of an Invoice will not, subject to clause 10.2, be effected before verification to the final SOCPEN reconciliation numbers, services rendered, and management information required in terms of the SLA has taken place.

10.2.2.

In the instance of errors and or disputes of the Invoices, the Contractor will be informed in writing thereof within 7 (seven) days of receipt of any Invoice and will affect the necessary changes in the event of an error and or respond within (2) two business days of such written notification.

10.2.3.	In the event of an overpayment arising from clause 10.2, SASSA shall be entitled to recover any proven overpaid amounts from the next invoice.

10.3.

SASSA shall make all payments into the Contractor’s nominated bank account. The bank account details shall be noted on each invoice. Changes in banking details shall be communicated to SASSA in writing, when applicable no later than 7 days prior to any payment due to allow for verification. The Bank account shall be verified according to SASSA and National Treasury standards.

10.4.	Immediately upon SASSA making payment of an Invoice, in full, by way of bank transfer, SASSA’s liability towards the Contractor in relation to such Invoice will be deemed to have been complied with.

10.5.	All original Invoices must be delivered to SASSA’s address as stated in the Contract.

10.6.	The Contractor shall issue a consolidated monthly Invoice in accordance with each Payment File with detailed information for each Province, for the applicable Payment Cycle, indicating:

10.6.1.	Fees for the total number of Recipients paid out as per the SOCPEN reconciliation report; and

10.6.2.	Any other services rendered, as agreed between SASSA and the Contractor.

10.7.	The Contractor must submit a statement of account monthly to SASSA.

10.8.	Invoices paid later than the due date shall bear interest at the Prime Rate, calculated from and including the due date.

11.	CONTRACTOR SYSTEM GENERATED RECEIPTS

11.1.	The Contactor shall ensure the following:

South African Social Security Agency	SASSA / CPS Service Level Agreement

11.1.1.	A system-generated receipt is given to each Recipient as proof of Payment received. The receipts will amongst others indicate the next Pay Day;

11.1.2.	Receipts are balanced daily with the Grants Paid;

11.1.3.	An electronic copy of all receipts is available to SASSA on request; and

11.1.4.	Any queries from Recipients, which may occur in respect of Payments, are to be resolved by the Contractor within ten (10) Business Days.

12.	PAYMENT DATA

12.1.

All Data obtained by the Contractor in order to provide the Services shall be stored and maintained by the Contractor on a separate and distinct information technology database which shall be SQL compliant.

12.2.	All Payment records, Data and Biometric Data shall remain the property of SASSA, and may not be altered or disposed of without prior approval of SASSA.

12.3.	SASSA shall have access to and be entitled to utilize, for the maintenance and development of its own systems, all the Data in the Contractor’s possession.

12.4.	The Payment solution must have appropriate record keeping and transaction Data security provisions.

12.5.

The Contractor shall ensure that SASSA is able to access the electronic data in respect of Enrolment, Payment information, statistical information, management information and any other agreed upon relevant information at any given time.

13.	PAYMENT EQUIPMENT

13.1.	Enhancement or replacement of faulty technology or obsolete equipment will be for the account of the Contractor.

13.2.	The equipment used for Payment must be accessible to Recipients with disabilities.

13.3.	There should be no intermediary between the Cash dispenser at the Pay Point and the Recipient; the Recipient must be the only person to remove the money from the Cash dispenser.

13.4.	Ownership of the automated Payment equipment and systems remains with the Contractor.

14.	CONTRACTOR PERFORMANCE

14.1.	The Contractor may not transfer a Recipient from one Pay Point to another.

South African Social Security Agency	SASSA / CPS Service Level Agreement

14.2.	The Contractor must be able to Pay the Recipient anywhere subsequent to the official Pay Day having elapsed, but prior to the last day of the Payment Cycle.

14.3.	The Contractor may not combine, close or relocate Pay Points, unless both Parties have agreed to such action in writing.

14.4.

The Contractor shall not override the Payment system or any Payment related instruction, except where it is confirmed that funds have been generated by SOCPEN for Payment to a Recipient and the Contractor’s system is unable to read the Card or positively identify a Recipient through Biometrics, arrangements may be made to ensure that the Recipients are Paid by manual process.

14.5.

In the case of a lost Card, the principle of “no Card no payment”, will apply. However, if the replacement period of three (3) Business Days for reported lost Cards is not met, Payments must be affected by the Contractor, and the Contractor will bear all the risks with such Payment.

14.6.

The Contractor will provide exception reports of all transactions exceeding R5000.00 (five thousand Rand) monthly, one day after SOCPEN data is available. The Contractor may effect retrospective Payments exceeding R5000. 00 (five thousand Rand) unless advised otherwise, in writing, two days prior to the commencement of the Payment Cycle, by the designated provincial representative of SASSA as per the applicable procedures.

14.7.	The Contractor will reconcile the Payment Files received from SOCPEN after conclusion of the Payment Cycle in accordance with the SOCPEN cut-off schedules.

15.	CONTRACTOR MANAGEMENT INFORMATION

15.1.

The Contractor will provide SASSA with or enable SASSA to acquire reports from the database and ensure the ability to create customized reports in order to provide inter alia the following management information:

15.1.1.	Payment Audit Trail.

15.1.2.	Banking / Personal Information Exceptions.

15.1.3.	Method of payment in terms of Pay Points, merchants and banks.

15.1.4.	Migration of payment methods.

15.1.5.	Pay Point management.

15.1.6.	Number of replacement Cards issued.

15.1.7.	Identification method.

South African Social Security Agency	SASSA / CPS Service Level Agreement

15.1.8.	Proof of life.

15.1.9.	Unpaid Grants.

15.1.10.	Change of Beneficiary detail.

15.1.11.	Large amounts paid, Enrolment statistics, stop payment instruction.

15.1.12.	Unclaimed Benefits.

15.1.13.	Information with regards to casual illness (including numbers, locality).

16.	INFRASTRUCTURE, EQUIPMENT AND FACILITIES

16.1.

All payment equipment must be able to operate at places where no electricity is available. For locations that normally have electricity; an alternative pay out mechanism must exist in the event of power failure to enable normal payments functions to be resumed within one hour.

16.2.	The equipment used for Enrolment and payment of Beneficiaries/Recipients shall in all instances be accessible to all Recipients.

16.3.	Payment teams shall have technical expertise to attend to all technical issues.

16.4.	Should a fault occur with an automated cash dispenser which results in a disruption of grant payments, such fault must be rectified with the least inconvenience to Recipients.

16.5.	If the fault cannot be rectified at the Pay Point within 1 (one) hour, the affected equipment must be replaced with a suitable backup unit.

16.6.	The preparation and clean-up of the Pay Point is the sole responsibility of the Contractor to leave it in the same condition as when the Payment Team arrived.

16.7.

Pay Point infrastructure including venues, seating, water, ablution facilities and fencing will be progressively improved to meet minimum norms and standards in line with a plan jointly developed by the Parties. The objective being to ensure that over time there are no Pay Points which operate in open spaces or in facilities which are not conducive to the service provided.

16.8.	No hawkers, money lenders and other vendors or unauthorized individuals will be allowed on the premises of Pay Points during Payment Period.

16.9.	The Contractor shall implement a queue management system to assist with crowd control.

16.10.	The Contractor shall supply all Equipment, including industry standard hard and software necessary for Enrolment and the Payment of Grants.

South African Social Security Agency	SASSA / CPS Service Level Agreement

16.11.	The Contractor will continue to be responsible to:

16.11.1.	Maintain its equipment;

16.11.2.	Upgrade equipment, including hard and software on a regular basis to ensure that it is the most suitable equipment to run the System;

16.11.3.	Provide and execute all back-up procedures;

16.11.4.	Replace all lost or stolen equipment;

16.11.5.

Provide local support in terms of technology, resources, money delivery and security in order to effect Payment as agreed to from time to time to address specific needs and requirements to operate the system.

17.	SECURITY

17.1.	The Contractor must be responsible for the provision of adequate security for cash in transit, resources and the safety of Beneficiaries and personnel at Pay Points.

17.2.

A security team for each pay team shall consist of a minimum of 4 armed, registered security guards. Of these four, three must be at least a Grade C status while the remainder must be at least a Grade D status. Any deviation will have to be mutually agreed to.

17.3.

Each guard used must have successfully completed formal security training commensurate with specified training requirements as laid down by the Security Industry Regulation Authority (SIRA). In addition all guards used in this SLA must be registered as security officers in terms of the appropriate security legislation.

17.4.	Where a Pay Point is fenced, the Contractor must ensure that unauthorized persons are not allowed within the premises and not closer than twenty (20) metres from the fence, where possible.

17.5.

In situations where the Pay Point is not fenced, the Contractor must ensure that unauthorized persons are restricted to remain at least one hundred (100) metres away from the cash dispensing machines, where possible.

17.6.	The Contractor must ensure that the requirement in respect of restricted access to the Pay Point by vendors, hawkers, etc. as stated above, are adhered to.

17.7.	The Contractor shall ensure provision of adequate safety, emergency and basic first aid care for Recipients at Pay Points.

South African Social Security Agency	SASSA / CPS Service Level Agreement

18.	MANAGEMENT COMMITTEES

18.1.

The Parties shall as soon as is practicable after the Commencement Date, but at least no later than 30 April 2012, constitute and convene a national steering committee, provincial/regional management committee, as well as a local management committee, which will be chaired by persons so designated by SASSA.

18.2.

Unless otherwise agreed upon by the Parties in writing, the national steering committee, provincial/regional management committee and the local management committee shall meet monthly, and are charged with and shall have responsibility for liaison and mediation between the Parties regarding the matters contained in the SLA. Provided that the national steering committee shall concern itself with strategic issues whilst the other committees shall concern themselves with operational matters;

18.3.	The provincial / regional / national management committee shall in good faith discuss all disputes arising between the Parties with regard to the Services.

18.4.	There shall be no quorum of the provincial/regional management committee unless at least three representatives of the Contractor and of SASSA are present.

18.5.

Decisions of the provincial/regional management committee shall where possible be taken on a consensus basis. Where no consensus can, within 5 (five) Days, be reached by the provincial/regional management committee, the matter will be referred in writing to the national steering committee.

18.6.

Save for the above, all of the abovementioned committees must regulate their own affairs and procedures for the due and proper fulfilment of their respective functions and responsibilities, subject to the principle that the committees shall in all deliberations and decisions act in good faith and strive to find fair and equitable solutions to all disputes. Formal minutes will be taken by a representative of SASSA at each management committee meeting and will be distributed within 5 (five) days from date of the meeting to all members of the management committee.

18.7.	Members:

18.7.1.

All the above mentioned committees shall comprise of 6(six) permanent members, 50% (fifty per cent) of whom shall be appointed by the Contractor and 50% (fifty per cent) of whom shall be appointed by SASSA.

South African Social Security Agency	SASSA / CPS Service Level Agreement

18.7.2.

The committees shall be notified in writing by the Party concerned of any appointment or removal of a member of that committee. Both Parties shall be entitled to appoint alternate members of the committee on not less than 5 (five) days advanced written notice to the committee to that effect, which appointments shall remain effective until written notice to the contrary is given to the committee.

18.7.3.

If a quorum is not present at a meeting of any of the committees, the Chairperson of the meeting shall postpone the meeting for a period of 4 (four) Business days and notice of such postponed meeting, including the date, time and place of same shall be sent by SASSA to all members of the concerned committee.

19.	COMMUNICATION

19.1.	Communication to the Recipients in respect of the Services will be a joint responsibility of the Contractor and SASSA.

19.2.	The Contractor accepts however, the responsibility of developing the overall communication plan whereby the Community will be informed of:

19.3.	The changes in respect of the payment delivery system;

19.4.	The Enrolment process, dates and venues;

19.5.	The payment schedule and venues;

19.6.	Disseminate information to the beneficiaries, via payment receipts, as and when requested;

19.7.	All communication with the beneficiaries will take place with the approval, and where possible the participation of SASSA;

19.8.	The most appropriate media and channels will be selected to communicate with the beneficiaries, depending on the type and content of the messages to be communicated;

19.9.	Communication to the media shall be:

19.9.1.	the joint responsibility of SASSA and the Contractor where it relates to the services provided by The Contractor;

19.9.2.	the sole responsibility of SASSA where it relates to the procedures of the Agency; and

19.9.3.	the sole responsibility of the Contractor where it relate to the systems and technology of the Contractor.

South African Social Security Agency	SASSA / CPS Service Level Agreement

20.	PENALTIES

20.1.

The paramount requirement is the provision of an efficient and smooth Payment process of Grants to Recipients. Penalties are intended to advance corrective action by the Contractor. The following specific penalties shall apply for the non- performance listed hereunder:

Key Performance Area	Key Performance Indicators and Requirement	Method of measurement	Application of Penalty
Bulk and on – going Enrolment of Recipients	Enrolment of all current and new Recipients who present themselves for Enrolment during scheduled hours	Non Enrolment of Recipients	Contractor to ensure Enrolment takes place on alternative date which should not be later than three days at Contractors’ costs
Payment	Payment of all Recipients	Failure to pay Recipients who present themselves for Payment on a Pay Day during Business Hours	Contractor to ensure Payment within 24 hours at Contractors cost; and Provision of transport and refreshments for the effected Recipients
	Perform the Services at Pay Points within normal working hours (8h00 to 16h00) on Business Days; or as agreed to between the Parties.	Non adherence to the agreed to Payment times whether due to equipment failure or any other reason – whether foreseen or unforeseen.
Provision of transport and refreshments for Recipients, at the cost of the Contractor here the Contractor is the wrongful Party in terms of:

Starting later than 09:00 – provision of refreshments;

Finishing after 16:00 – provision of transport and refreshments

Security	Provision of security at Pay Points in line with the specified numbers or as agreed; grading and training specifications	Lack of visibility of security and/ or failure to provide security	50% of the service fees for the affected Pay Points as per the electronic payment tally roll for the Contractor’s Pay Team.

South African Social Security Agency	SASSA / CPS Service Level Agreement

Key Performance Area	Key Performance Indicators and Requirement	Method of measurement	Application of Penalty
Service Standards	Service Standards to be at a minimum of 95% per month. Specific criteria which will measure the Service standards will be agreed upon during the first Management Committee meeting.	Non adherence to the prescribed specifications of having less than 5% of drop in Service per month	1% of the overall service fees of the Contractor for the month in which the service standards deteriorated below 95%.

21.	OBLIGATIONS OF SASSA

SASSA is obliged to adhere to the following to enable the Contractor to deliver the required Services.

21.1.	Payment of Fees

21.1.1.	SASSA shall effect payment of Invoices rendered by the Contractor timeously, in accordance with the Agreement.

21.1.2.	The Contractor will recover from SASSA any cost incurred (if any) by the Contractor due to, late or non-payment, after the lapse of the agreed period (30 days) plus interest at the Prime Rate.

21.2.	Funding of Grants

21.2.1.	SASSA shall effect the funding of Grants 2 (two) working days before the Pay Day.

21.2.2.

The Contractor may recover from SASSA, the cost incurred (if any) by the Contractor due to the late- or non-transfer of the funding for Grants as aforementioned, which amount shall be recovered by offsetting the cost against the interest benefits accrued on funds paid in advance.

21.2.3.	SASSA cannot penalise the Contractor for failure to effect Payment, due to the delay or failure by SASSA to transfer the funding for Grant Payments.

South African Social Security Agency	SASSA / CPS Service Level Agreement

21.3.	Payment File

21.3.1.	SASSA shall deliver the Payment File before the agreed Pay Day as per the SOCPEN cut-off schedule.

21.3.2.	SASSA cannot penalise the Contractor for failure to effect Payment, due to delay or failure by SASSA to provide the Payment File on the due date.

22.	TRANSITION ARRANGEMENT

22.1.

The Parties recognize that there will be a transitional phase during the initial stages of this Agreement during which the Parties shall work towards full implementation of the Contractor’s Payment system.

22.2.	With effect from the Commencement Date the Contractor will assume full responsibility for the Payment of all Grants to ensure a seamless transition.

22.3.	SASSA undertakes to provide the Contractor with the relevant information and Grant funding to enable Payment of all Grants from Commencement Date.

22.4.	The following interim arrangement shall apply:

22.4.1.

Payments through electronic transfer into a Recipient’s bank account (ACB) – The Contractor will ensure that each ACB Payment is affected to the Recipients’ current bank account until such time as the Recipient is Enrolled. The cost of such transfer will be for the Contractor;

22.4.2.	Recipients previously Paid by Sekulula – The Contractor will issue a MasterCard branded magstripe card that will facilitate payment to the Recipient until such time as the Recipient is Enrolled; and

22.4.3.	Cash – The Contractor will issue a MasterCard branded magstripe card that will facilitate payment to the Recipient at his/her designated Pay Point until such time as the Recipient is Enrolled.

22.5.	During the interim arrangement it is specifically recorded that Recipients may not be Biometrically Enrolled or verified, but will be paid.

22.6.	SASSA shall pay the Contractor the cost of the MasterCard issued pursuant to this clause 22.4.2 and 22.4.3, in addition to the Firm Fees as contemplated and defined in the Contract.

22.7.

The Parties must agree on a contingency plan for this process as part of the continuity and risk mitigation plan in terms of Enrolment, Payments, queue management, security and all other aspects affecting the grant Recipients and the entire Payment process.

South African Social Security Agency	SASSA / CPS Service Level Agreement

23.	ENTIRE AGREEMENT

This Service Level Agreement and the incorporated documents represent the entire Agreement between Cash Paymaster Services (the Contractor) and the South African Social Security Agency (SASSA).

SIGNED AT PRETORIA ON THIS THE 3RD DAY OF FEBRUARY 2012.

AS WITNESSES:

1.

2.	/s/ Virginia Petersen,
Chief Executive Officer
For and on behalf of SASSA
(duly authorised)

SIGNED AT PRETORIA ON THIS THE 3RD DAY OF FEBRUARY 2012.

AS WITNESSES:

1.

2.	/s/ Serge Belamant, Director
For and on behalf of Contractor
(duly authorised)